                                                                   EXHIBIT 10.55



                                LICENSE AGREEMENT


THIS AGREEMENT, effective as of September 28, 2001 ("Effective Date"), by and between St. Jude Children's Research Hospital, Inc. ("SJCRH"), a Tennessee not-for-profit corporation located at 332 North Lauderdale, Memphis, Tennessee 38105 and Aviron ("Company"), a Delaware corporation having a principal place of business at 297 North Bernardo Avenue, Mountain View, CA 94043.


                                    RECITALS

WHEREAS, SJCRH is the owner by assignment from Dr. Erich Hoffmann of his entire right, title and interest in Patent Rights (as later defined herein) and in the inventions described and claimed therein; and

WHEREAS, SJCRH wishes to have the Patent Rights further developed and marketed at the earliest possible time in order that products resulting therefrom may be available for public use and benefit; and

WHEREAS, Company wishes to enter into an agreement with SJCRH to obtain a license to the Patent Rights in order to practice the inventions claimed therein and to make, use and sell in the commercial market the products made in accordance therewith; and

WHEREAS, SJCRH is willing to grant such a license to Company under the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable considerations, the parties do hereby agree as follows:

1.      DEFINITIONS

        1.1. "BLA" shall mean a Biologics License Application made according to regulations of the United States Food and Drug Administration ("FDA") or an equivalent application submitted to a corresponding foreign or international regulatory agency.

        1.2. "Confidential Information" shall mean any confidential or proprietary information furnished by one party (the "Disclosing Party") to the other party (the "Receiving Party") in connection with this Agreement.

        1.3. "Development Use" shall mean practice of the Patent Rights:

             (i) for all internal noncommercial and non-clinical uses, including the characterization of a gene, virus or viral fragment and other non-clinical analyses of products and the submission of data generated from such characterization to the FDA or a corresponding foreign equivalent agency;

             (ii) for the design, development and manufacture of products to be used as study materials in clinical testing; and

             (iii) for the creation of [***] (whether or not included in [***]) made by [***], provided that the resulting [***] does not comprise any [***] to any of the [***], other than as may [***].




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

        1.4. "Design Use" shall mean practice of the Patent Rights in the [***]; notably the [***] made through practice of the Patent Rights.

        1.5. "Feasibility Objectives" shall mean [***] that use of Patent Rights
(i) will [***], (ii) will provide [***], and (iii) is [***].

        1.6. "Exclusive Field" shall mean for [***] diagnosis, prevention and/or treatment in humans.

        1.7. "Hospital Materials" shall mean the materials transferred to Company under the Option Agreement between SJCRH and Company having an effective date of March 16, 2001, as amended September 7, 2001.

        1.8. "Licensed Product" shall mean any vaccine, drug or other product whose manufacture, use, import or sale in a country would but for this Agreement comprise an infringement of a valid patent claim ("valid" meaning [***]) under the Patent Rights:

             (a) "Licensed [***] Product" shall mean a Licensed Product whose [***]; and

             (b) "Licensed [***] Product" shall mean a Licensed Product whose [***].

        1.9. "Non-Exclusive Field" shall mean for any use other than [***] diagnosis, prevention and/or treatment in humans.

        1.10. "Net Sales" shall mean the sum of all amounts actually received and all other consideration actually received (or, when in a form other than cash or its equivalent, the fair market value thereof when received) by Company and its Sublicensees from persons or entities due to or by reason of the sale, distribution or use of Licensed [***] Product, less the following deductions and offsets, to the extent such sums are otherwise included in the computation of Net Sales, or are paid and credited by Company and its Sublicensees and not otherwise reimbursed:

             (i)    [***];

             (ii) any tax, excise, or other governmental charges upon or measured by the production, sales, transportation, delivery or use of said Licensed [***] Product contained therein;

             (iii)  [***] other than those described above;

             (iv)   [***];

             (v)    [***];

             (vi) taxes paid by Company or Sublicensees to a government or an instrumentality thereof under a tax regulatory scheme equivalent to USC Title 42, Chapter 6A, Subchapter XIX, Part 2, Subpart a, Section 300 aa-11 et seq., or other similar legislation.

Sales of Licensed [***] Product intended for resale to third parties, and made internally amongst Company and its Sublicensees shall not be deemed sales for purposes of calculating "Net Sales" (however, sales to a third party other than a Sublicensee shall be included in the calculation of "Net Sales" and subject to royalties).

        1.11. "Patent Rights" shall mean the patent applications listed on Appendix A, the inventions described and claimed therein, and any divisional, continuation, or continuation-in-part of such patent applications, or other applications to the extent comprising the inventions described in the applications listed in Appendix A, all to the extent that the claims are directed to subject matter disclosed therein, as well as any patent issued thereon and any reissue or extension of such patent, and any foreign counterparts to such patents and patent applications.

        1.12. "Phase I" shall mean that portion of the FDA or equivalent foreign submission on which approval will be based which provides for the initial trials assessing the first introduction into humans of Licensed [***] Product with the purpose of determining human toxicity, metabolism, absorption, elimination and other pharmacological action as more fully defined in 21 C.F.R. Section 312.21(a) regardless whether these trials were conducted in or outside the United States.

        1.13. "Phase II" shall mean that portion of the FDA or equivalent foreign submission on which approval of a New Drug Application ("NDA") will be based which provide for the adequate initial trials of Licensed [***] Product on a limited number of patients and/or healthy volunteers for the purposes of determining dose and evaluating safety and efficacy in the proposed therapeutic indication as more fully defined in 21 C.F.R. Section 312.21 (b).

        1.14. "Phase III" shall mean that portion of the FDA or equivalent foreign submission on which approval of an NDA will be based which provides for the well-controlled clinical trials of Licensed [***] Product on sufficient numbers of patients and/or healthy volunteers to generate safety, efficacy and pharmacoeconomic data to support regulatory approval in the proposed therapeutic indication as more fully defined as 21 C.F.R. Section 312.21(c) including any study referred to or denominated as a Phase II/III study in the United States or the equivalent elsewhere.

        1.15. "Royalty Reporting Period" shall mean the partial calendar half year commencing on the date on which the first Licensed [***] Product is sold or used and every complete or partial calendar half year thereafter during which either (i) this Agreement remains in effect or (ii) Company has the right to complete and sell work-in-progress and inventory of Licensed Product pursuant to
Section 8.5.

        1.16. "Sublicensee" shall mean any sublicensee of the rights granted Company under this Agreement, as further described in Section 2.1.


2.      GRANT

        2.1. License Grant.

               (i) SJCRH hereby grants to Company and Company accepts, subject to the terms and conditions herein, a worldwide exclusive license in the Exclusive Field and a non-exclusive worldwide license in the Non-Exclusive Field to practice the Development Use and the [***] and to develop, have developed, make and have made, to use and have used, to sell and have sold, distribute and have distributed and to import and have imported Licensed Product, for the term of this Agreement. Such license shall [***]. Company shall also [***].

               (ii) The license granted pursuant to Section 2.1.(i) is subject to the rights, conditions and limitations imposed by U.S. law on inventions and discoveries conceived or first actually reduced to practice during the course of research funded by a U.S. federal agency. The words "exclusive license" as used herein shall mean exclusive except for the royalty-free non-exclusive license granted to the U.S. government by SJCRH pursuant to 35 USC Section 202 (c) (4) for any Patent Rights claiming any invention subject to such license as defined under 35 USC Section 201 and any other federal laws and applicable regulations.

        (iii) Title to Patent Rights and Hospital Materials shall remain with SJCRH. SJCRH shall retain the right to make and to use, for research and educational purposes, the subject matter described and claimed in Patent Rights and the Hospital Materials, and to transfer Hospital Materials to other academic institutions for internal research purposes only, under written agreements prohibiting the transfer of Hospital Materials or their use other than for internal research purposes. SJCRH shall retain the right to license Patent Rights and Hospital Materials to other entities outside the Exclusive Field; such transfers of Hospital Materials shall be under written agreements which (a) prevent the transfer of Hospital Materials to third parties other than the licensed entity and its sublicensees, and (b) prohibit the use of Hospital Materials in the Exclusive Field. Hospital Materials shall be treated as SJCRH Confidential Information pursuant to Section 7, and shall not be transferred by Company to any third party other than Sublicensees.

3.      COMPANY OBLIGATIONS RELATING TO COMMERCIALIZATION

        3.1. Diligence Requirements. Company shall use [***] efforts, or shall cause its Sublicensees to use [***] efforts, to [***]; thereafter, Company or its Sublicensees shall use [***] efforts to [***]. Company agrees to the following: Within [***] after [***], Company shall [***], including but not limited to [***].

In addition, for the [***] period from the Effective Date Company shall [***]. If the [***] have not been completed at the end of this [***] period, Company shall thereafter include [***].

In the event that SJCRH believes that Company, through its own activities or those of its Sublicensees, has not fulfilled its obligations under this Section 3.1, SJCRH shall so notify Company in writing, including a description of the activities that SJCRH feels should be undertaken by Company to comply with its diligence obligations. Within [***] after receipt of such notice, Company shall respond to such notice by either (i) [***], or (ii) [***]. Failure of Company to respond to such notice shall [***].

If Company shall fail to [***], and shall fail either to (i) [***], or (ii) [***], then SJCRH shall [***].

        3.2. Indemnifications.

             (i) Indemnity. Company shall indemnify, defend and hold harmless SJCRH and corporate affiliates of SJCRH and their respective Boards of Governors, officers, faculty, students, employees and agents and their respective successors, heirs and assigns (the "Indemnitees"), against any liability, damage, loss, or exposure (including reasonable attorney's fees and expenses of litigation) incurred by or imposed upon any of the Indemnitees in connection with any claims, suits, actions, demands or judgments arising out of any theory of liability (including without limitation actions in the form of tort, warranty, or strict liability and regardless of whether such action has any factual basis) concerning any product, process, or service that is made, used, or sold pursuant to any right or license granted under this Agreement; provided, however, that such indemnification shall not apply to any liability, damage, loss, or expense to the extent directly attributed to (a) the [***] activities or [***] of the Indemnitees or (b) the settlement of a claim, suit, action, or demand by Indemnitees without the prior written approval of Company.

             (ii) Procedures. The Indemnitees agree to provide Company with prompt written notice of any claim, suit, action, demand, or judgment for which indemnification is sought under this Agreement. Company agrees, at its own expense, to provide attorneys reasonably acceptable to SJCRH to defend against any such claim. The Indemnitees shall cooperate fully with Company in such defense and will permit Company to conduct and control such defense and the disposition of such claim, suit, or action (including all decisions relative to litigation, appeal, and settlement). Company agrees to keep SJCRH informed of the progress in the defense and disposition of such claim and to [***].

             (iii) Insurance. Company shall maintain insurance or self-insurance [***]. Company shall provide SJCRH, upon request, with written evidence of such insurance or self-insurance. Company shall continue to maintain such insurance or self-insurance after the expiration or termination of this Agreement during any period in which Company or Sublicensee continues to make, use, or sell a Licensed Product developed under this Agreement. SJCRH shall be named as an additional insured and shall be furnished a certificate of insurance evidencing such coverage, and specifically requiring written notification to SJCRH at least sixty (60) days' prior to the lapse, cancellation or modification of coverage or liability limits.

        2.3. Use of Names.

             (i) Company and its Sublicensees shall not use the name "St. Jude Children's Research Hospital" or any variation of that name, or any of SJCRH's trustees, officers, faculty, students, employees, or agents, or any adaptation of such names, or any term of this Agreement in any promotional material or other public announcement or disclosure or in connection with the marketing or sale of any Licensed Product without the prior written approval of SJCRH (which shall not be unreasonably refused when requested as part of the disclosure of affiliations in any scientific publication or research presentation); except:
(a) in annual reports or as part of required regulatory or financial disclosures to the FDA, Securities Exchange Commission or other federal or foreign agencies; and (b) where otherwise required by law, provided that Company shall notify SJCRH in advance of any disclosure to be made under these exceptions.

             (ii) SJCRH shall not use the name "Aviron" or any variation of that name, or any term of this Agreement in any promotional material or other public announcement or disclosure without the prior written approval of Company (which shall not be unreasonably refused when requested as part of the disclosure of affiliations in any scientific publication or research presentation); except:
(a) as part of required reports to state or federal government entities; and (b) where otherwise required by law, provided that SJCRH shall notify Company in advance of any disclosure to be made under these exceptions.

4.      ROYALTIES AND PAYMENTS

        4.1 License Fee. In partial consideration of the rights granted Company under this Agreement, Company shall pay to SJCRH a license fee of [***] within [***] of the full execution of this Agreement. Unless this Agreement is earlier terminated pursuant to Section 8, upon [***] or [***] from the Effective Date, whichever comes first, Company shall pay to SJCRH a license fee of [***]. Such license fee payments are [***] and are [***].

        4.2. Annual Fee. Company shall pay SJCRH an annual fee of [***] for [***], with the first payment prorated for the portion of the year from the Effective Date to December 31, 2001 and due within [***] of January 1, 2002 (and subsequent fees payable within [***] of each January 1 thereafter). This annual fee payment is [***] due to SJCRH during the [***].

        4.3. Milestone Payments.

             (i) [***] Milestone Payments. Company shall pay SJCRH the following milestone payments within [***] after the [***] occurrence of each listed event related to the [***] Licensed [***] Product to reach the designated milestone in the Exclusive Field:




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               Milestone                                         Payment

               [***]                                             [***]
               [***]                                             [***]
               [***]                                             [***]
               [***]                                             [***]
               [***]                                             [***]
               [***]                                             [***]

The milestones for [***] and [***] shall be [***] thereafter due for [***], respectively.

             (ii) [***] Milestone Payments. Company shall pay SJCRH a milestone payment of [***] within [***] after the first commercial sale of the first commercial Licensed [***] Product resulting from a [***]. Should commercial sale of Licensed [***] Product, in any formulation, occur in any subsequent calendar year, then Company shall pay SJCRH a further milestone payment of [***] within [***] after the sale of Licensed [***] Product in each subsequent calendar year. Also, should any Licensed [***] Product be commercially sold which is [***], then Company shall pay SJCRH a further milestone payment of [***] within [***] of that commercial sale. No other fees, milestones, or earned royalties shall be payable upon Licensed [***] Products.

"[***]". In the event Company is required to [***], the milestone payments due SJCRH may be [***]. However, in no event shall the milestone payments due to SJCRH be [***].

        4.4. Royalties. Company shall pay to SJCRH [***] royalty on Net Sales of Licensed [***] Product sold by Company or its Sublicensees in the Exclusive Field until expiration of the last patent under Patent Rights. Company shall pay to SJCRH [***] royalty on Net Sales of Licensed Product sold by Company in the Non-Exclusive Field until expiration of the last patent under Patent Rights. The expiration or abandonment or revocation of a patent application, and the holding of a patent to be invalid by a Court or in arbitration from which no appeal can be taken, shall be deemed to be "expiration" of the patent hereunder.

"[***]". In the event Company is required to [***], royalties due SJCRH may be [***] of the royalties paid to such third parties. The royalties due SJCRH shall not be [***], except that royalties due SJCRH may be [***].

        4.5. Applicability of [***] Royalties and Milestones. [***], as described in Sections 4.3 and 4.4 above, shall not apply to any [***].

5.      ROYALTY REPORTS; PAYMENTS; RECORDS

        5.1. First Sale. Company shall report to SJCRH the date of first commercial sale of any Licensed [***] Product, and any Licensed [***] Product on a country by country basis, within [***] of occurrence.

        5.2. Reports and Payments. Within [***] after the conclusion of each Royalty Reporting Period, Company shall deliver to SJCRH a report of Net Sales of Company and its Sublicensees during the Royalty Reporting Period on a country by country basis. Such report shall include the:

             (i) Net Sales of Company and its Sublicensees during the Royalty Reporting Period;




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

             (ii) The information necessary for SJCRH to calculate "Net Sales" for each country, (the Parties acknowledge that such information is expected to include gross sales and all deductions and reductions in each category identified in the definition of Net Sales taken to arrive at the Net Sales amount); and

             (iii) the total royalty payable on Net Sales in U.S. dollars, together with the exchange rates used for conversion.

All such reports shall be considered Company Confidential Information. If no royalties are due to SJCRH for any Royalty Reporting Period, the report shall so state. Concurrent with the report, Company shall remit to SJCRH any payment due for the applicable Royalty Reporting Period. SJCRH shall instruct Company as to method of payment.

        5.3. Records. Company shall maintain, and shall require its Sublicensees to maintain, complete and accurate records of all Net Sales under this Agreement and any amounts payable to SJCRH in relation to such Licensed Product, which records shall contain sufficient information to permit SJCRH to confirm the accuracy of any reports delivered to SJCRH under Section 5.2. The relevant party shall retain such records relating to a given Royalty Reporting Period for at least [***] after the conclusion of that Royalty Reporting Period, during which time SJCRH shall have the right, at its expense, to cause its internal accountants or an independent, certified public accountant to inspect such records during normal business hours for the sole purpose of verifying any reports and payments delivered under this Agreement one time annually. The parties shall reconcile any underpayment or overpayment within thirty (30) days after the accountant delivers the results of the audit. In the event that any audit performed under this Section reveals an underpayment in excess of [***] in any Royalty Reporting Period, Company shall bear the full cost of such audit. SJCRH may exercise its rights under this Section only once every year and only with reasonable prior notice to Company.

6.      PATENT AND INFRINGEMENT

        6.1 Responsibility for Patent Rights. [***] shall have primary responsibility for the drafting, filing, prosecution, and maintenance of all Patent Rights. [***] shall consult with [***] as to the drafting, filing, prosecution, and maintenance of all such Patent Rights [***] any deadline or action with the U.S. Patent and Trademark Office or any foreign patent office and shall furnish [***] with copies of all relevant documents reasonably in advance of such consultation. Consultation with respect to any proposed new foreign filings shall occur [***] prior to the filing to the extent reasonably possible. Wherever reasonably possible, all actions regarding prosecution and maintenance of the Patent Rights, including all actions related to the prosecution, handling, and settlement or disposition of interferences or other related actions, and all costs thereby incurred, shall [***].

        6.2. Payment of Patent Expenses. [***] for all out of pocket patent-related expenses incurred by [***] pursuant to Section 6.1 during the term of this Agreement within thirty (30) days after [***]. [***] may elect, upon sixty (60) days written notice to [***], to cease payment of the expenses associated with obtaining or maintaining patent protection for one or more Patent Rights in one or more countries. In such event, [***] with respect to such Patent Rights in such countries. In the event SJCRH grants one or more licenses under Patent Rights outside of the Exclusive Field or, subject to the terms of Section 2.1 (b), within the Exclusive Field, SJCRH and Company shall [***].

        6.3 Abandonment. In the event that [***] desires to abandon or discontinue (including any decision not to make any necessary payment or filing) any patent or patent application within the Patent Rights, [***] shall provide [***] with reasonable prior written notice of such intended abandonment and [***] shall have the right, [***], to prepare, file, prosecute, and maintain the relevant Patent Rights.




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        6.4. Infringement.

             (i) Notification of Infringement. Each party agrees to provide written notice to the other party after becoming aware of any infringement of the Patent Rights.

             (ii) Company Right to Prosecute. Company shall have the right, under its own control and at its own expense, to prosecute any third party infringement of the Patent Rights in or including the Exclusive Field. [***] Company shall not enter into any settlement, consent judgment, or other voluntary final disposition of any infringement action under this Subsection without the prior written consent of SJCRH, which consent shall not be unreasonably withheld or delayed. Any recovery obtained in an action under this Subsection shall be distributed as follows: (a) each party shall be reimbursed for any expenses incurred in the action; (b) as to ordinary damages, Company shall receive [***], and (c) as to special or punitive damages, [***].

             (iii) SJCRH as Indispensable Party. SJCRH shall permit any action under this Section to be brought in its name if required by law, provided that Company shall hold SJCRH harmless from, and if necessary indemnify SJCRH against, any costs, expenses or liability that SJCRH may incur in connection with such action.

             (iv) SJCRH Right to Prosecute. In the event that Company fails to initiate an infringement action within a reasonable time after it first becomes aware of the basis for such action, or to answer a declaratory judgment action within a reasonable time after such action is filed, SJCRH shall have the right to prosecute such infringement or answer such declaratory judgment action, under its sole control and at its sole expense, and any recovery obtained shall be retained by SJCRH.

             (v) Cooperation. Each party agrees to cooperate fully in any action under this Section 6.4. which is controlled by the other party, provided that the controlling party reimburses the cooperating party promptly for any costs and expenses incurred by the cooperating party in connection with providing such assistance.

7.      CONFIDENTIAL INFORMATION; PUBLICITY

        7.1. Confidential Information.

             (i) Obligations. For a period of [***] after [***], the Receiving Party shall (i) maintain such Confidential Information in strict confidence, except that the Receiving Party may disclose or permit the disclosure of any Confidential Information to its Sublicensees (to the extent necessary to effect the relevant Sublicense) and its directors, officers, employees, consultants, and advisors who are obligated to maintain the confidential nature of such Confidential Information and who need to know such Confidential Information for the purpose of this Agreement; (ii) use such Confidential Information solely for the purposes of this Agreement; and (iii) allow its Sublicensees, trustees or director, officers, employees, consultants, and advisors to reproduce the Confidential Information only to the extent necessary for the purposes of this Agreement, with all such reproductions being considered Confidential Information.

             (ii) Exceptions. The obligations of the Receiving party under Subsection 7.1.(i) above shall not apply to the extent that the Receiving Party can demonstrate that certain Confidential Information
        (a) was in the public domain prior to the time of its disclosure under this Agreement; (b) entered the public domain after the time of its disclosure under the Agreement through means other than an unauthorized disclosure resulting from an act or omission by the Receiving Party; (c) was independently developed or discovered by the Receiving Party without use of the Confidential Information; (d) is or was disclosed to the Receiving Party at any time, whether prior to or after the time of its disclosure under this Agreement, by a third party having no fiduciary relationship with the Disclosing Party and having no obligation to confidentiality with respect to such Confidential Information; or (e) is required to be disclosed to comply with applicable laws or regulations, or with a court or administrative order, provided that the Disclosing Party receives reasonable prior written notice of such disclosure.

8.      TERM AND TERMINATION

        8.1. Term. This Agreement shall commence on the Effective Date and shall remain in effect until Company has fulfilled its last obligations of royalty payment to SJCRH, pursuant to Section 4.4.

        8.2. Voluntary Termination by Company. Company shall have the right to terminate this Agreement, for any reason, upon ninety (90) days' prior written notice to SJCRH. Upon termination, a final report shall be submitted and any milestone payments, annual fees, royalty payments, and unreimbursed patent expenses due to SJCRH shall become immediately payable.

Upon voluntary termination under this section or termination by SJCRH under
Section 8.3 below, Company shall cease to utilize Patent Rights and Hospital Materials and shall so certify to SJCRH in writing that Patent Rights and Hospital Materials are not being used for any purpose by Company. Otherwise, upon termination, Company shall be deemed the assignee and owner of the Hospital Materials it has received.

        8.3 Termination for Default. In the event that either party commits a material breach of its obligation under this Agreement and fails to cure that breach within sixty (60) days after receiving written notice thereof, the other party may terminate this Agreement immediately upon written notice to the party in breach. If the alleged breach involves non payment of any undisputed amounts due SJCRH under this Agreement, Company shall pay [***] until the undisputed amount is paid in full.

        8.4. Force Majeure. Neither party will be responsible for delays resulting from causes beyond the reasonable control of such party, including without limitation fires, explosion, flood, war, strike, or riot, provided that the nonperforming party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

        8.5. Effect of Termination. The following provisions shall survive the expiration or termination of this Agreement: Sections 1 and 9; Sections 3.2, 3.3, 5.2 (obligation to provide final report and payment), 5.3, 7.1, 8.5, 10.6 and 10.7. Upon the early termination of this Agreement, Company and Sublicensees may complete and sell any work-in-progress and inventory of Licensed Product that exists as of the effective date of termination, provided that (i) Company is current in payment of all amounts due SJCRH under this Agreement, (ii) Company pays SJCRH the applicable royalty on such sales of Licensed Product in accordance with the terms and conditions of this Agreement, and (iii) Company and Sublicensees shall complete and sell all work-in-progress and inventory of Licensed Product within six (6) months after the effective date of termination.

9. Dispute Resolution. In the event of any controversy or claim arising out of or relating to any provision of this Agreement or the breach thereof, the parties shall try to settle such conflicts amicably between themselves. Subject to the limitation stated in the final sentence of this section, any such conflict which the parties are unable to resolve shall be settled through arbitration conducted in accordance with the rules of the American Arbitration Association. The demand for arbitration shall be filed within a reasonable time after the controversy or claim has arisen, and in no event after the date upon which institution of legal proceedings based on such controversy or claim would be barred by the applicable statute of limitation. Such arbitration shall be held in [***]. The award through arbitration shall be final and binding. Either party may enter any such award in a court having jurisdiction or may make application to such court for judicial acceptance of the award and an order of enforcement, as the case may be. Notwithstanding the foregoing, either party may, without recourse to arbitration, assert against the other party a third-party claim or cross-claim in any action brought by a third-party, to which the subject matter of this Agreement may be relevant.

10.     MISCELLANEOUS

        10.1. Representation and Warranties. SJCRH represents and warrants that its employees (including without limit relevant current and former staff, fellows, faculty, stipended students and post-docs) have assigned to SJCRH their entire right, title, and interest in the Patent Rights and Hospital Materials and that it has authority to grant the rights and licenses set forth in this Agreement. SJCRH MAKES NO OTHER WARRANTIES CONCERNING THE PATENT RIGHTS, HOSPITAL MATERIALS AND RELATED TECHNOLOGY, INCLUDING WITHOUT LIMITATION ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Specifically, SJCRH makes no warranty or representation (i) regarding the validity or scope of the Patent Rights, (ii) that exploitation of the Patent Rights or any Licensed Product will not infringe any patents or other intellectual property rights of a third party, and (iii) that any third party is not currently infringing or will not infringe the Patent Rights.

        10.2. Headings. All headings are for convenience only and shall not affect the meaning of any provision of this Agreement.

        10.3. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

        10.4 Assignment. This Agreement may not be assigned by Company without the prior written consent of SJCRH, except that Company may assign this Agreement to an affiliate or to a successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business to which this Agreement relates, but shall notify SJCRH of such an assignment within sixty (60) days of its occurrence. Any assignment in violation of this provision shall be null and void.

        10.5 Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

        10.6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of [***] irrespective of any conflicts of law principles.

        10.7. Notice. Any notices required or permitted under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be sent by hand, recognized national overnight courier, confirmed facsimile transmission, or registered or certified mail, postage prepaid, return receipt requested, to the following address or facsimile numbers of the parties:

        If to SJCRH:

               Office of Technology Licensing
               St. Jude Children's Research Hospital
               332 North Lauderdale
               Memphis, Tennessee 38105
               Attn:  Shawn A. Hawkins

        If to Company:

               Aviron
               297 North Bernardo Avenue
               Mountain View, CA 94043
               Attn:  General Counsel

               All notices under this Agreement shall be deemed effective upon receipt. A party may change its contact information immediately upon written notice to the other party in the manner provided in this Section.

        10.8 Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provision of this Agreement, and the parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent. If the parties fail to reach a modified agreement within sixty (60) days after the relevant provision is held invalid or unenforceable, then the dispute shall be resolved in accordance with the procedures set forth in Section 9. While the dispute is pending resolution, this Agreement shall be construed as if such provision were deleted by agreement of the parties.

        10.9 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements or understandings between the parties relating to its subject matter.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

ST. JUDE CHILDREN'S                     AVIRON
RESEARCH HOSPITAL, INC



By:    s/ J. Scott Elmer                By:   s/ Carol Olson
       -----------------                      --------------

       J. Scott Elmer
       Director, Technology Licensing         Title: SVP, Commercial Development
                                                     ---------------------------


Date:  9/26/2001                              Date:  9/24/2001
       ---------                                     ----------

                                   APPENDIX A

                                     PATENTS

[***]

[***]

                                   APPENDIX B
                            MASTER INFLUENZA STRAINS

[***]